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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 1, 2000


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                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                       333-33015                    75-2672663
       (State or other             (Commission File Number)        (I.R.S. Employer
jurisdiction of incorporation)                                  Identification Number)

       600 CONGRESS AVE.
          SUITE 1400                                                      78701
         AUSTIN, TEXAS                                                  (Zip code)
     (Address of principal
       executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         In a press release dated January 3, 2000, a copy of which is filed as
Exhibit 99.1 hereto, Capstar Broadcasting Partners, Inc., an indirect subsidiary of AMFM Inc., announced that it has exchanged its 12% Senior Exchangeable Preferred Stock for its 12% Subordinated Exchange Debentures due 2009 effective as of January 1, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --        Press release, dated January 3, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CAPSTAR BROADCASTING PARTNERS, INC.
                                  (Registrant)



                                  By: /s/ W. Schuyler Hansen
                                      ------------------------------------------
                                          W. Schuyler Hansen
                                          Senior Vice President and Chief
                                            Accounting Officer


Date: January 3, 2000


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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER         DESCRIPTION
    -------        -----------
      99.1         Press release, dated January 3, 2000.



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